Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William M. Parent, President and Chief Executive Officer, certify that:

1.	I have reviewed this Form 10-K/A of Randolph Bancorp, Inc. (the “Registrant”); and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2022	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer
(Principal Executive Officer)